PLEDGE AND CONTROL AGREEMENT

THIS AGREEMENT dated October 4, 2013,

AMONG:

JOEL ELDON LEE PRIMUS,
a business person residing in British Columbia,

(hereinafter referred to as the "**Pledgor**"),

- and -

CANFUND VENTURES CORPORATION,
a corporation located in British Columbia
1320-885 West Georgia Street
Vancouver, BC V6C 3E8

(hereinafter referred to as the "**Secured Party**"),

- and -

NAKED BRAND GROUP INC.,
a corporation existing under the laws of the
State of Nevada

(hereinafter referred to as the "**Issuer**").

WHEREAS pursuant to a convertible promissory note dated October 4, 2013 (such promissory note and subscription agreement, as amended, restated or supplemented from time to time, herein called the "**Promissory Note**") issued by the Pledgor in favour of the Secured Party, the Pledgor is indebted to the Secured Party as provided in the Promissory Note;

AND WHEREAS in order to secure all present and future indebtedness, liabilities and obligations of the Pledgor to the Secured Party under the Promissory Note (the "**Obligations**"), the Pledgor is required by the Secured Party to enter into this Agreement to grant the Secured Party a security interest in:

(i) all of the Pledgor's present and after-acquired rights, titles, claims and interests in the capital of the Issuer, including without limitation any applicable "certificated security" or "uncertificated security", as defined in the STA (as defined below), together with all renewals and replacements thereof, substitutions therefor and accretions thereto;

(ii) all of the Pledgor's present and after-acquired rights, titles, claims and interests in and to any moneys (comprising capital or interest or dividend or any other distribution) due and payable or to become due and payable to the Pledgor and any account receivables due and payable or to become due and payable to the Pledgor, in connection with any item set out in (i) above; and

(iii) any proceeds in connection with any item set out in (i) or (ii) above,

(collectively, the "**Pledged Interests**");

AND WHEREAS the Secured Party, the Pledgor and the Issuer are entering into this Agreement to perfect the security interest of the Secured Party in the Pledged Interests through "control", as defined in the *Securities Transfer Act* (British Columbia) (the "**STA**").

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the respective premises, covenants, agreements, representations and warranties of the parties hereinafter contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties), the parties agree as follows:

1. Definitions and Interpretation

(a) In this Agreement, "**Event of Default**" has the meaning given to it in the Promissory Note;

2. Security Interest in Pledged Interests.

(a) As a general and continuing security and as a pledge and an assignment to secure the Obligations, the Pledgor herewith pledges, assigns, transfers and delivers to the Secured Party and creates a security interest in favour of the Secured Party in the Pledged Interests for the purposes aforesaid and pursuant to the provisions hereof.

3. Remedies

(a) The Pledgor irrevocably covenants and agrees with the Secured Party that, upon the occurrence and continuance of an Event of Default, the Secured Party shall be entitled, subject to compliance with applicable laws, and shall have the right and the power to do or cause to be done any or all of the following:

(i) declare the Obligations be immediately due and payable by the Pledgor to the Secured Party and the security interest hereby granted shall become immediately enforceable;

(ii) if the Event of Default is not cured within 10 days from its occurrence, the Secured Party may request the Pledgor to, and upon such request, the Pledgor shall use his best efforts to promptly sell the Pledged Interests or any of them in accordance with Multilateral Instrument 51-105 - *Issuers Quoted in the U.S. Over-the-Counter Markets*, and forthwith deliver such cash proceeds of sale to the Secured Party until repayment in full of the Obligations. For greater certainty, the Secured Party shall use his best efforts to assist the Pledgor to effect the foregoing sale through Jordan Capital Markets Inc. ("**Jordan**").

(iii) the Secured Party may hold all income from the Pledged Interests, and the proceeds of any collection, realization or sale of the Pledged Interests,

after deduction of all expenses thereof, which with interest shall be borne by the Pledgor, as security as aforesaid and/or applied against any of the Obligations as the Secured Party deem best. and

(iv) the Secured Party may compound, compromise, grant extensions, take and give up security, accept compositions, grant releases and discharges and otherwise deal with the Pledgor and others and the Pledged Interests and other security as it sees fit, without prejudice to any of its rights.

4. Control Over Pledged Interests.

(a) The Issuer hereby agrees to take such further actions as the Secured Party shall reasonably request as being necessary or desirable to maintain or achieve perfection or priority of the Secured Party' security interest with respect to the Pledged Interests and to permit the Secured Party to exercise its rights with respect to the Pledged Interests.

(b) The Pledged Interests is a "security" for the purposes of the STA or any similar legislation in any other relevant jurisdiction.

(c) The Pledgor and the Issuer shall not sell, transfer, assign or otherwise dispose of, or suffer to be sold, transferred, assigned or otherwise disposed of, any of the Pledged Interests without the prior written consent of the Secured Party. The Issuer shall not record, register, accept or consent to a sale, transfer, assignment or other disposition of any of the Pledged Interests without the prior written consent of the Secured Party.

5. Obligations of the Issuer. The Issuer will:

(a) subordinate all security interests, liens, encumbrances, claims and rights of set-off it may have, now or in the future, against the Pledged Interests;

(b) except as otherwise directed by the Secured Party, ensure that the Pledged Interests are not registered in the name of any individual, company, partnership, corporation, trust or other entity (a "**person**"), other than the Pledgor, in the register of the Issuer; and

(c) promptly inform the Secured Party and the Pledgor if any person asserts any lien, encumbrance or other claim against any of the Pledged Interests.

6. Representations and Warranties of the Issuer. The Issuer represents and warrants to the Secured Party that:

(a) the Pledged Interests are "held directly" by the Pledgor (within the meaning of the STA or any similar legislation in any other relevant jurisdiction);

(b) except for the claims and interest of the Secured Party and the Pledgor in the Pledged Interests, the Issuer is not aware of any claim or interest in the Pledged Interests including an "adverse claim" as defined in the STA and the Issuer has

not entered into any agreement with any person other than the Secured Party relating to control of the Pledged Interests within the meaning of the STA;

(c) the execution and delivery by the Issuer of this Agreement and the performance by the Issuer of its obligations thereunder do not:

(i) contravene, violate or result in a breach of, or constitute a default under:

(A) any applicable statute or regulation of the laws of the Province of British Columbia and the laws of Canada applicable in the Province of British Columbia or the laws of the State of Nevada; or

(B) any of the terms, provisions or conditions of any agreement (including without limitation, any shareholders agreement), indenture, instrument or other document to which the Issuer is a party or by which it or any of its property or assets is or may be bound or subject; or

(ii) result in the creation of any security interest, lien or encumbrance on any of the Issuer's property, require the Issuer to create any security interest, lien or encumbrance on any of its property, or result in the forfeiture of any of the Issuer's property; and

(d) no authorization, consent, permit or approval of, exemption from, declaration or qualification with or giving notice to or other action by, or filing with or notice to, any government department or agency or other regulatory body or authority under any applicable law is required to permit the Issuer to execute and deliver this Agreement or to perform its obligations thereunder.

7. **Representations, Warranties and Obligations of the Pledgor**. The Pledgor represents, warrants, acknowledges and agrees that:

(a) the Pledged Interests or any part thereof have never been, are not and will not be credited into any "securities account" (as defined in the STA) or held by a "securities intermediary" (as defined in the STA);

(b) it has not (unless it has disclosed to the Secured Party in writing otherwise) and will not enter into any other agreement or arrangement, which is to similar effect as this Agreement, with any other person;

(c) the Pledged Interests shall not be endorsed to any person other than to the Secured Party;

(d) it has not (unless it has disclosed to the Secured Party in writing otherwise) and shall not grant any security interest or lien on the Pledged Interests to any party other than the Secured Party;

(e) it will promptly deliver or cause to be promptly delivered at its expense to the Secured Party any certificate with respect to the Pledged Interests;

(f) the execution and delivery by the Pledgor of this Agreement and the performance by the Pledgor of his obligations thereunder do not:

(i) contravene, violate or result in a breach of, or constitute a default under:

(A) any applicable statute or regulation of the laws of the Province of British Columbia and the laws of Canada applicable in the Province of British Columbia or the laws of the State of Nevada; or

(B) any of the terms, provisions or conditions of any agreement (including without limitation, any shareholders agreement), indenture, instrument or other document to which the Pledgor is a party or by which his or any of his property or assets is or may be bound or subject; or

(ii) result in the creation of any security interest, lien or encumbrance on any of the Pledgor's property, require the Pledgor to create any security interest, lien or encumbrance on any of its property, or result in the forfeiture of any of the Pledgor's property; and

(g) no authorization, consent, permit or approval of, exemption from, declaration or qualification with or giving notice to or other action by, or filing with or notice to, any government department or agency or other regulatory body or authority under any applicable law is required to permit the Pledgor to execute and deliver this Agreement or to perform his obligations thereunder.

8. **Assignment**. Neither the Issuer nor the Pledgor may assign or transfer any right or obligation under this Agreement without the prior written consent of the Secured Party. The Secured Party may sell, assign, transfer or otherwise dispose any or all of its right, title, interest and obligation in and to this Agreement to any other party, without any consent of the Pledgor and the Issuer or any one of them. For greater certainty, any assignee to whom any interest or obligation in this Agreement has been validly assigned is bound by the terms and conditions of this Agreement (whether or not such assignee has executed and delivered a copy of this Agreement subsequent to the date of this Agreement).

9. **Amendments. etc**. This Agreement may only be amended, supplemented or otherwise modified by written agreement executed by all of the parties hereto. No consent or waiver by a party in respect of this Agreement is binding unless made in writing and signed by an authorized officer of such party. Any consent of waiver given under this Agreement is effective only in the specific instance and for the specific purpose for which it was given. No waiver of any of the provisions of this Agreement constitutes a waiver of any other provision.

10. **Governing Law**. This Agreement shall be construed, interpreted and enforced in accordance with, and the respective rights and obligations of the parties shall be governed by, the laws of the Province of British Columbia and the laws of Canada applicable in the Province of British Columbia, and each party irrevocably and unconditionally submits to

the non-exclusive jurisdiction of the courts of such province and all courts competent to hear appeals therefrom.

11. **Counterparts**. This Agreement may be executed in counterparts and by each party hereto in separate documents, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

12. **Acknowledgement by the Pledgor**. The Pledgor hereby acknowledges receipt of a copy of this Pledge and Control Agreement and waives all rights to receive a copy of any financing statement or financing change statement filed or registered by the Secured Party or any verification statement issued by the British Columbia Personal Property Registry that relates to such financing statement or financing change statement.

[Signature pages follow this page]

Pledgor:

SIGNED, SEALED AND DELIVERED by **JOEL ELDON LEE PRIMUS** in the presence of: Colm Haddock	)	
Witness	)	
602-602-W. Hastings St.	)	
Address	)	
Vancouver, BC V6B 1P2	)	**JOEL ELDON LEE PRIMUS**
Accountant	)	
Occupation	)	

Issuer:

NAKED BRAND GROUP INC.
as Issuer

By: ______________________

Name: Joel Primus
Title: CEO | President